EXHIBIT 32

                    CERTIFICATION PURSUANT TO
          18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Comet Technologies, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Richard B. Stuart and Jack M. Gertino, Chief Executive Officer and Chief Financial Officer of the Company, respectively, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant of Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 12, 2004            /s/ Richard B. Stuart
                                   -------------------------------------------
                                   Richard B. Stuart, Chief Executive Officer


Date: November 12, 2004            /s/ Jack M. Gertino
                                   ------------------------------------------
                                   Jack M. Gertino, Chief Financial Officer




A signed original of this written statement required by Section 906 has been provided to Comet Technologies, Inc. and will be retained by Comet Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.